UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 2, 2009 (September 29, 2009)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)		87-0400335 (IRS Employer Identification No.)
One Sugar Creek Center Blvd., #125 Sugar Land, Texas 77478 (Address of principal executive offices, including zip code)
voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Series B Letter Agreement

On September 29, 2009, Hyperdynamics Corporation, a Delaware corporation (“Hyperdynamics,” “we,” “us” or “our”), entered into an agreement (the “Letter Agreement”) with the holders of all of our Series B preferred stock in which the Series B holders (i) converted all of  their shares of Series B preferred stock into 15,822,222 shares of our common stock, (ii) agreed to the cancellation of warrants to purchase 1,000,000 shares of our common stock, (iii) agreed to donate pursuant to a specified schedule 2,000,000 shares of our common stock (issued upon conversion of the Series B preferred stock) and warrants to purchase 1,000,000 shares of our common stock to the American Friends of Guinea, a charitable organization that provides support to the people of Guinea, and (iv) agreed to be subject to a nine month lock-up of 14,822,222 shares of the 15,822,222 million shares of our common stock received in connection with the conversion of the Series B preferred stock, and any shares that may be received upon exercise of their warrants.  Under the terms of the Letter Agreement, we agreed to pay a previously owed dividend in the aggregate amount of $430,000 to the Series B holders if we complete a financing in the future of $10,000,000 or more.  The conversion includes a reduction of 2,000,000 shares of our common stock.  The Letter Agreement was filed as Exhibit 10.10 to our Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 30, 2009.

The Bergen Agreement

On September 29, 2009, we entered into a Marine 2D Seismic Data Acquisition Services Agreement (the “Bergen Agreement”) with Bergen Oilfield Services AS of Norway (“Bergen”).  Pursuant to the Bergen Agreement, Bergen is obligated to conduct a 9,000 kilometer 2D marine seismic survey on portions of our oil and gas concession off the coast of the Republic of Guinea.  We are targeted to start receiving processed seismic data on a real-time basis from Bergen on or about October 25, 2009.  We anticipate Bergen will complete the seismic survey within three months, subject to several variables, including but not limited to mobilization, logistical and prevailing sea conditions.  The cost of the survey is approximately $10 million, which we will pay to Bergen as follows:  (a) $500,000 in cash for mobilization fees; (b) 2.5 million restricted shares of our common stock to be issued to Bergen, which is to be held in a deposit account as security for an additional $1.1 million in cash of mobilization fees; and (c) three progress payments of $2.68 million each, payable in cash for each incremental 3,000 kilometers surveyed.   The Bergen Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities

The descriptions of the issuances of our common stock to holders of our Series B preferred stock and to Bergen, each described in Item 1.01 above, and the grant of options to acquire shares of our common stock described in Item 5.02 below, are incorporated into this Item 3.02 of this Current Report on Form 8-K by reference.  These securities were issued pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended.  The recipients are sophisticated investors with access to information concerning us and our operations.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2009, the Honorable Lord David Owen was appointed to our Board of Directors and will serve on the Board’s Government Relations Committee.  Lord Owen, age 71, was a Member of Parliament of the United Kingdom for Plymouth, England from 1966-1992 where he served as Secretary of State for Foreign and Commonwealth Affairs from 1977-1979 and was heavily involved in diplomatic activity in Africa. Since 2002, Lord Owen has been the non-executive chairman of Europe Steel, Ltd., and since 1996, the non-executive director of US Healthcare, Abbott Laboratories, Inc. (NYSE: ABT).  Lord Owen served as Chairman of Yukos International UK B.V., part of the then Russian oil company Yukos, from 2002-2005.  Lord Owen was also a member of the Advisory Board of Terra Firma Capital Partners from 2004 until 2008.

In connection with Lord Owen’s appointment to our Board, the Board granted him a fully-vested option pursuant to our Stock and Stock Option Plan, as amended (the “Plan”), to purchase 50,000 shares of our common stock with an exercise price of $1.54 per share, which was the closing price of our common stock on the date of grant, and a term for five years from the date of grant.  The Plan was filed as Exhibit 4.1 to the Form S-8 we filed with the Securities Exchange Commission on March 18, 2008.  Lord Owen’s option grant also was made pursuant to a Stock Option Agreement between us and Lord Owen, the form of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

In addition to the grant of the option to purchase 50,000 shares of our common stock, Lord Owen will be paid $42,000 per year in cash and will receive options granted annually commencing in 2010 to purchase up to 50,000 shares of our common stock, which will vest over two years, with an exercise price equal to the closing price of our common stock on the date of grant.

On September 29, 2009, we received a letter from Kent P. Watts tendering his resignation from our Board of Directors, effective immediately, and a letter from Harry Briers tendering his resignation from our Board of Directors, effective immediately.  Mr. Watts and Mr. Briers served on the Government Relations Committee of our Board of Directors.  Mr. Watts’ and Mr. Briers’ resignation letters are attached as Exhibits 17.1 and 17.2 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On September 29, 2009, the Company issued a press release entitled, “Hyperdynamics Appoints the Honorable Lord David Owen to Its Board of Directors”.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 30, 2009, the Company issued two press releases, the first entitled, “Kent Watts Resigns from Hyperdynamics' Board of Directors”, and the second entitled, “Hyperdynamics Signs Agreement to Begin 2-D Seismic Survey Offshore Guinea”.  The press releases are attached to this Current Report on Form 8-K as Exhibits 99.2 and 99.3, respectively.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibits 99.1, 99.2 and 99.3 attached hereto, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.  This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 10.1	Marine 2D Seismic Data Acquisition Services Agreement between Hyperdynamics Corporation and Bergen Oilfield Services AS of Norway dated September 29, 2009.

Exhibit 10.2	Stock Option Agreement, between Hyperdynamics Corporation and Lord David Owen, pursuant to the Stock and Stock Option Plan, as amended.

Exhibit 17.1	Resignation Letter from Kent Watts dated September 29, 2009.

Exhibit 17.2	Resignation Letter from Harry Briers dated September 29, 2009.

Exhibit 99.1	Press Release dated September 29, 2009 entitled, “Hyperdynamics Appoints the Honorable Lord David Owen to Its Board of Directors.”

Exhibit 99.2	Press Release dated September 30, 2009 entitled, “Kent Watts Resigns from Hyperdynamics' Board of Directors.”

Exhibit 99.3	Press Release dated September 30, 2009 entitled, “Hyperdynamics Signs Agreement to Begin 2-D Seismic Survey Offshore Guinea.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: October 2, 2009	By:	/s/ JASON D. DAVIS
	Name:	Jason D. Davis
	Title:	Chief Financial Officer and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Marine 2D Seismic Data Acquisition Services Agreement between Hyperdynamics Corporation and Bergen Oilfield Services AS of Norway dated September 29, 2009.

Exhibit 10.2	Stock Option Agreement, between Hyperdynamics Corporation and Lord David Owen, pursuant to the Stock and Stock Option Plan, as amended.

Exhibit 17.1	Resignation Letter from Kent Watts dated September 29, 2009.

Exhibit 17.2	Resignation Letter from Harry Briers dated September 29, 2009.

Exhibit 99.1	Press Release dated September 29, 2009 entitled, “Hyperdynamics Appoints the Honorable Lord David Owen to Its Board of Directors.”

Exhibit 99.2	Press Release dated September 30, 2009 entitled, “Kent Watts Resigns from Hyperdynamics' Board of Directors.”

Exhibit 99.3	Press Release dated September 30, 2009 entitled, “Hyperdynamics Signs Agreement to Begin 2-D Seismic Survey Offshore Guinea.”